Exhibit 10.1
VENTAS, INC.
CONSULTING AGREEMENT AMENDMENT
THIS CONSULTING AGREEMENT AMENDMENT (“Amendment”) is made and entered into as of January 22, 2020 (the “Amendment Date”), by and between VENTAS, INC., a Delaware corporation (the “Company”) and T. Richard Riney, a Senior Advisor of the Company (“Consultant”), pursuant to the Consulting Agreement entered into between the Company and Consultant as of October 15, 2019, as previously amended December 13, 2019 (the “Agreement”). Unless otherwise provided, capitalized terms in this Amendment have the meaning set forth in the Agreement.
The Agreement is hereby amended in the following manner.

1.	In Section 2 of the Agreement, the phrase “February 15, 2020” shall be deleted and replaced by the phrase “March 15, 2020” in the first sentence thereof.
In all other respects, the Agreement, as amended hereby, shall continue in full force and effect.
IN WITNESS WHEREOF, the parties have executed and consented to this Amendment on and as of the date first above written.

VENTAS, INC.

By:	/s/ Edmund M. Brady, III
Title:	Edmund M. Brady, III
SVP and Chief Human Resources Officer

/s/ T. Richard Riney T. Richard Riney